UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2012

KINDER MORGAN ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11234 (Commission File Number)	76-0380342 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 15, 2012, Kinder Morgan, Inc. (KMI) announced that it had reached an agreement with the U.S. Federal Trade Commission (FTC) to divest certain of our assets in order to receive regulatory approval for its proposed El Paso Corporation acquisition.  Subject to final FTC approval, KMI agreed to sell our (i) Kinder Morgan Interstate Gas Transmission natural gas pipeline system; (ii) Trailblazer natural gas pipeline system; (iii) Casper and Douglas natural gas processing operations; and (iv) 50% equity investment in the Rockies Express natural gas pipeline system.  In this report, we refer to this combined group of assets as our FTC Natural Gas Pipelines disposal group.

Accordingly, in our Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2012, our FTC Natural Gas Pipelines disposal group was reflected as discontinued operations. We have revised our financial statements as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, as well as the selected financial data as of and for each of the five years in the period ended December 31, 2011, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risk as set forth in our Annual Report on Form 10-K for the year ended December 31, 2011 to reflect our FTC Natural Gas Pipelines disposal group as discontinued operations for  all periods presented. These revised financial statements and other financial information are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

12.1	Statement re: computation of ratio of earnings to fixed charges
23.1	Consent of PricewaterhouseCoopers LLP
99.1
Revised Kinder Morgan Energy Partners, L.P. financial statements as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, selected financial data as of and for each of the five years in the period ended December 31, 2011, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risk.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kinder Morgan Energy Partners, L.P.

By:	Kinder Morgan G.P., Inc.,
its general partner

By:	Kinder Morgan Management, LLC,
its delegate

Dated: April 30, 2012	By:	/s/ Joseph Listengart
Joseph Listengart Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

12.1	Statement re: computation of ratio of earnings to fixed charges

23.1	Consent of PricewaterhouseCoopers LLP

99.1
Revised Kinder Morgan Energy Partners, L.P. financial statements as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, selected financial data as of and for each of the five years in the period ended December 31, 2011, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risk.